EXHIBIT 21.1

RESOURCE AMERICA, INC.

LIST OF SUBSIDIARIES

NAME OF SUBSIDIARIES	STATE OF INCORPORATION
Resource Financial Fund Management, Inc.	Delaware
Resource Income Advisors, Inc.	Delaware
Torsion Capital, Inc.	Delaware
Torsion Advisors, Inc.	Delaware
Trapeza Capital Management, LLC	Delaware
Trapeza Manager, Inc.	Delaware
Trapeza Funding, LLC	Delaware
Trapeza Funding II, LLC	Delaware
Trapeza Funding III, LLC	Delaware
Trapeza Funding IV, LLC	Delaware
Trapeza Funding V, LLC	Delaware
Trapeza TPS, LLC	Delaware
Trapeza Management Group, LLC	Delaware
Ischus Capital Management, LLC	Delaware
Apidos Capital Management, LLC	Delaware
Apidos Select Corporate Credit Fund GP, LLC	Delaware
Apidos Partners, Inc.	Delaware
Resource Financial Institutions Group, Inc.	Delaware
Resource Capital Manager, Inc.	Delaware
RAI Ventures, Inc.	Delaware
Resource Securities, Inc. (f/k/a Chadwick Securities, Inc.)	Delaware
Resource Europe Management Limited	United Kingdom
Resource Capital Markets, Inc.	Delaware
Resource Capital Investor, Inc.	Delaware
Resource Leasing, Inc.	Delaware
FLI Holdings, Inc.	Delaware
LEAF Financial Corporation	Delaware
LEAF Commercial Capital, Inc.	Delaware
LEAF Capital Funding LLC	Delaware
LEAF Capital Funding SPE A, LLC	Delaware
LEAF Receivables Funding 3, LLC	Delaware
LEAF Funding SPE 1, LLC	Delaware
Commerce Square Insurance Services, LLC	Delaware
Commerce Square Equipment Reinsurance Co., Ltd.	Turks & Caicos Islands
LEAF Ventures, LLC	Delaware
Merit Capital Manager, LLC	Delaware
Merit Capital Advance, LLC	Delaware
Merit Processing, LLC	Delaware
LEAF Ventures II, LLC	Delaware
Prompt Payment, LLC	Delaware
LEAF Funding, Inc.	Delaware
Resource Capital Funding II, LLC	Delaware
Resource Asset Management, LLC	Delaware
LEAF Asset Management, LLC	Delaware
LEAF Receivables Funding 7, LLC	Delaware

i

Financial Servicing, LLC	Delaware
Resource Real Estate Holdings, Inc.	Delaware
Resource Real Estate, Inc.	Delaware
Resource Capital Partners, Inc.	Delaware
Resource Real Estate Management, LLC	Delaware
Resource Real Estate Investors UK 6 Corporation	Delaware
Resource Capital Partners II, LLC	Delaware
RRE Investor, LLC	Delaware
Walnut Street Investments, LLC	Delaware
Resource Real Estate Funding, Inc.	Delaware
Parkwin Services, LLC	Delaware
RRE Leasco, LLC	Delaware
RRE Oak Park Leaseco, LLC	Delaware
Resource Real Estate Management, Inc.	Delaware
RRE D2R2 2007-1, LLC	Delaware
Resource Real Estate Opportunity Advisor, LLC	Delaware
Resource Real Estate Opportunity Manager, LLC	Delaware
RCP Westchase Wyndham Manager, LLC	Delaware
RCP Pear Tree Manager, LLC	Delaware
RCP Wind Tree Manager, LLC	Delaware
RCP Falls at Duraleigh Manager, Inc.	Delaware
RCP Sage Canyon Manager, Inc.	Delaware
RCP Cuestas Manager, Inc.	Delaware
RCP Chenal Brightwaters Manager, LLC	Delaware
RCP Holdco I Manager, Inc.	Delaware
RCP Reserves Manager, Inc.	Delaware
RCP Foxglove Manager, Inc.	Delaware
RCP Santa Fe Manager, Inc.	Delaware
RCP Regents Center Manager, Inc.	Delaware
RCP Highland Lodge Manager, Inc.	Delaware
RCP Grove Manager, LLC	Delaware
RCP Avalon Manager, Inc.	Delaware
RCP Howell Bridge Manager, Inc.	Delaware
RCP Heritage Lake Manager, LLC	Delaware
RCP Magnolia Manager, LLC	Delaware
RCP West Wind Manager, LLC	Delaware
RCP Ryan’s Crossing Manager, LLC	Delaware
RCP Memorial Tower Manager, LLC	Delaware
RCP Villas Manager, LLC	Delaware
RCP Coach Lantern Manager, LLC	Delaware
RCP Foxcroft Manager, LLC	Delaware
RCP Tamarlane Manager, LLC	Delaware
RCP Park Hill Manager, LLC	Delaware
RCP Woodland Hills Manager, LLC	Delaware
RCP Brent Oaks Manager, LLC	Delaware
RCP Cape Cod Manager, LLC	Delaware
RCP Woodhollow Manager, LLC	Delaware
RCP Mill Creek Manager, LLC	Delaware
RCP Wyndridge Manager, LLC	Delaware
RCP Waterstone Manager, LLC	Delaware
RRE West Chase Wyndham TIC, LLC	Delaware
RRE Chenal Brightwaters TIC, LLC	Delaware
RRE Highland Lodge TIC, LLC	Delaware

ii

RRE Regents Center TIC, LLC	Delaware
RRE Heritage Lake TIC, LLC	Delaware
RRE Bentley Place TIC, LLC	Delaware
RRE Reserves TIC, LLC	Delaware
RRE Highland Lodge Manager, Inc.	Delaware
Resource RSI Phase I, LLC	Delaware
Resource RSI Phase II, LLC	Delaware
RSI I Manager, Inc.	Delaware
RSI II Manager, Inc.	Delaware
Resource Programs, Inc.	Delaware
RCP Financial, LLC	Pennsylvania
Resource Properties XVII, Inc.	Delaware
Resource Properties XXV, Inc.	Delaware
Resource Properties XXVI, Inc.	Delaware
Resource Properties XXX, Inc.	Delaware
Resource Properties XXXI, Inc.	Delaware
Resource Properties XLVII, Inc.	Delaware
Resource Properties XLIX, Inc.	Delaware
Resource Properties 54, Inc.	Delaware
Resource Commercial Mortgages, Inc.	Delaware
Resource Housing Investors I, Inc.	Delaware
Resource Housing Investors II, Inc.	Delaware
Resource Housing Investors III, Inc.	Delaware
Resource Housing Investors IV, Inc.	Delaware

iii